SUPPLEMENT DATED MARCH 30, 2015

TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS

CLASS P SHARES DATED AUGUST 1, 2014

This supplement revises the Pacific Life Funds Class P Shares prospectus dated August 1, 2014, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the PF Precious Metals Fund. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Notice of Liquidation of PF Precious Metals Fund

On March 25, 2015, the Board of Trustees approved a plan of liquidation (“Plan”) for the PF Precious Metals Fund (the “Fund”), a series of Pacific Funds (the “Trust”), which is expected to occur on or about April 30, 2015 (the “Liquidation Date”). In approving the Plan, the Board considered several factors including, but not limited to the following: (a) the heightened volatility of the precious metals asset class which has negatively affected the performance of the Funds; (b) the small asset size of the Fund; (c) the fact that the only shareholders of the Fund are the Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth and the Pacific FundsSM Diversified Alternatives (together, the “Liquidating Funds”) and that the investment adviser for the Liquidating Funds, Pacific Life Fund Advisors, LLC (the “Adviser”), has determined to liquidate the Liquidating Funds’ interests in the Fund and that the Fund would therefore have no assets and would not be viable; (d) the Adviser’s recommendation to liquidate the Fund; (e) the terms and conditions of the proposed Plan; (f) any direct or indirect costs to be incurred by the Fund and its shareholders as a result of the proposed liquidation; and (g) that the costs specifically incurred as a result of the proposed liquidation, other than transaction costs incurred in connection with the sale of Fund holdings to effect the liquidation of the Fund, will be paid by the Adviser. The Liquidation Date may be accelerated if all shareholders have redeemed their shares prior to that date.

Plan of Liquidation. The Fund will be liquidated pursuant to the Plan. On the Liquidation Date, the Fund will distribute pro rata to its shareholders of record as of the close of business on the day prior to the liquidation, all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate subject to ratification by the Board.

Transfers out of the Fund. Shareholders may redeem shares out of the Fund or exchange shares of the Fund into other funds of the Trust at any time before the Liquidation Date, in accordance with the terms of the Prospectus.

Once the Fund has been liquidated, all references in the Prospectus to the Fund will be deleted. No further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.